Exhibit 99.1

, 20

[Name of Recipient]
[Address]

Notice of Grant of Restricted Stock Units

Dear [Name]:

Congratulations! You have been granted a Restricted Stock Unit Award pursuant to the terms and conditions of the Verint Systems Inc. (the “Company”) 2004 Stock Incentive Compensation Plan (as the same may be amended or supplemented from time to time, the “Plan”) for [Number] restricted stock units (the “Award”) as outlined below.

Granted To:	[Name]
[Social Security Number]

Grant Date:	[Date]

Units Granted:	[Number]
Price Per Unit:	$0.00

Vesting Schedule:

Except as provided below, the Restricted Stock Units granted hereby shall vest on each of the following dates (each, a “Vesting Date”):

[enter dates and amounts, as appropriate]

Notwithstanding the foregoing, if either of the following events has not occurred on the applicable Vesting Date, the Restricted Stock Units scheduled to vest on that date will not vest until the later of such events to occur (the later event specified in clause (1) and (2) below, the “Vesting Event”):

(1) the date the Company becomes current with its reporting obligations under the Securities Exchange Act of 1934, as amended; and

(2) the date on which the Company’s shares of common stock are listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Market.

U.S. RSU Form - Time Vesting

Restrictions on
Re-Sale:

Regardless of the vesting of your Award, in no event shall you be allowed to re-sell the shares underlying this grant of Restricted Stock Units until the Company has an effective registration statement under the Securities Act of 1933, as amended, relating to the shares desired to be sold.

Termination Date:

Notwithstanding any other provision of this Notice or of the related Restricted Stock Unit Award Agreement, if Restricted Stock Units have not vested by the tenth anniversary of the Date of Grant, such Restricted Stock Units shall be forfeited by Grantee as of such date.

In addition, any unvested Restricted Stock Units shall be cancelled if your employment terminates prior to the vesting on such units as described above.

Verint Systems Inc.

By:
Name:
Title:

By my signature below, I hereby acknowledge my receipt of this Award granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of a copy of the Plan, a Restricted Stock Unit Award Agreement, and the summary information sheet. I agree that the Award is subject to all of the terms and conditions of the Plan, this Notice of Grant of Restricted Stock Units and the Restricted Stock Unit Award Agreement.

Signature:	Date:

U.S. RSU Form - Time Vesting

VERINT SYSTEMS INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (“Agreement”) governs the terms and conditions of the Restricted Stock Unit Award (the “Award”) specified in the Notice of Grant of Restricted Stock Units (the “Notice of Grant”) delivered herewith entitling the person to whom the Notice of Grant is addressed (“Grantee”) to receive from Verint Systems Inc. (the “Company”) the number of restricted stock units indicated in the Notice of Grant (the “Restricted Stock Units”). Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as the same may be amended or supplemented (the “Plan”).

1	RESTRICTED STOCK UNITS; VESTING

1.1	Grant of Restricted Stock Units.

(a)	The Award of the Restricted Stock Units is made subject to the terms and conditions of the Plan and this Agreement. If and when the Restricted Stock Units vest in accordance with the terms of this Agreement and the Notice of Grant without forfeiture, and upon the satisfaction of all other applicable conditions as to the Restricted Stock Units, one share of Common Stock of the Company shall be issuable to Grantee for each Restricted Stock Unit that vests on such date (the “Shares”), which Shares, except as otherwise provided herein or in the Notice of Grant, will be free of any Company-imposed transfer restrictions. Any fractional Restricted Stock Unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional Share.

(b)

As soon as administratively practicable following the vesting of Restricted Stock Units in accordance with the terms of this Agreement (but in no event later than March 15th of the year following the year in which such vesting occurs), and subject to the satisfaction of all other applicable conditions, including, but not limited to, the payment by Grantee of all applicable withholding taxes, the Company shall issue the applicable Shares and, at its option, (i) deliver or cause to be delivered to Grantee a certificate or certificates for the applicable Shares or (ii) transfer or arrange to have transferred the Shares to a brokerage account of Grantee designated by the Company.

(c)

Notwithstanding the foregoing, the issuance of Shares upon the vesting of a Restricted Stock Unit shall be delayed in the event the Company reasonably anticipates that the issuance of Shares would constitute a violation of federal securities laws or other applicable law. If the issuance of the Shares is delayed by the provisions of this Paragraph 1.1(c), such issuance shall occur at the earliest date at which the Company reasonably anticipates issuing the Shares will not cause a violation of federal securities laws or other applicable law. For purposes

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of this Paragraph 1.1(c), the issuance of Shares that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of applicable law.

1.2	Restrictions.

(a)	Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Company’s Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to Grantee.

(b)	The Restricted Stock Units may not be transferred in any manner other than by will or by the laws of descent and distribution. Any attempt to dispose of Restricted Stock Units or any interest in the same in a manner contrary to the restrictions set forth in this Agreement shall be void and of no effect.

(c)	In no event shall Grantee be allowed to re-sell the Shares underlying this grant of Restricted Stock Units until the Company has an effective registration statement under the Securities Act of 1933, as amended, relating to the shares desired to be sold.

1.3	Vesting.

(a)	Subject to the provisions contained in this Paragraph 1.3 and in Paragraphs 1.4 and 1.5, the applicable percentage of Restricted Stock Units awarded hereunder (the “Vesting Percentage”) shall be deemed vested and no longer subject to forfeiture under Paragraph 1.4 on the later of: (i) the applicable vesting date (“Vesting Date”) in accordance with the schedule set forth in the Notice of Grant, (ii) the date the Company becomes current with its reporting obligations under the Securities Exchange Act of 1934, as amended, and (iii) the date on which the Company’s Shares are listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Market (the later of the events described in clauses (ii) and (iii), the “Vesting Event”). Vesting shall cease upon the date Grantee’s Continuous Service terminates for any reason, unless otherwise determined by the Committee in its sole discretion.

1.4	Forfeiture.

(a)	If Grantee’s Continuous Service terminates for any reason, all Restricted Stock Units which are then unvested shall be forfeited by Grantee as of the date of termination unless otherwise determined by the Committee in its sole discretion. In the event of any such forfeiture, all such forfeited Restricted Stock Units shall become the property of the Company. For the avoidance of doubt, Grantee acknowledges and agrees that he or she has no expectation that any Restricted Stock Units will vest on the termination of his or her Continuous Service for any reason and that he or she will not be entitled to make a claim for any loss occasioned by such forfeiture as part of any claim for breach of his or her employment or service contract or otherwise.

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(b)	A Grantee’s Continuous Service shall not be considered interrupted in the case of any approved leave of absence. An approved leave of absence shall include sick leave, military leave, or any other leave that is required by statute or promised by contract, by Company policy, or by other authorization of the Company. Any other leave of absence will be considered unauthorized and Grantee’s Continuous Service will be considered terminated for purposes of this Agreement at the start of such unauthorized leave. Notwithstanding the foregoing, unless Grantee’s right to return from an authorized leave is guaranteed by statute or by contract, if an approved leave of absence exceeds six (6) months, Grantee’s Continuous Service shall be considered terminated for purposes of this Agreement on the date such authorized leave exceeds six (6) months in duration; provided, however, that the Committee shall have discretion to waive the effect of the foregoing forfeiture provision or lengthen the six month period before a forfeiture occurs to the extent necessary to comply with applicable tax, labor, or other law or based on the particular facts and circumstances of the leave in question.

(c)	Notwithstanding any other provision of the Notice of Grant or of this Agreement, if Restricted Stock Units have not vested by the tenth anniversary of the Date of Grant, such Restricted Stock Units shall be forfeited by Grantee as of such date. In the event of any such forfeiture, all such forfeited Restricted Stock Units shall become the property of the Company.

1.5	Tax; Withholding.

(a)	The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by Grantee with respect to the Restricted Stock Units or the conversion thereof to Shares.

(b)	Neither the Company nor any Subsidiary, Affiliate or agent makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares subject to the Award. The Company and its Subsidiaries and Affiliates do not commit and are under no obligation to structure the Award to reduce or eliminate Grantee’s tax liability.

(c)

Grantee shall be required to meet any applicable tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), in accordance with the provisions of the Plan prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any Tax Withholding Obligation, and subject to the Plan, the Company reserves the right to determine the method or methods by which such Tax Withholding Obligations will be

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satisfied together with any associated timing or other details required to effectuate such method or methods. If, pursuant to the Plan, Grantee wishes to satisfy his or her minimum Tax Withholding Obligation, in whole or in part, (i) by providing the Company with funds sufficient to enable the Company to pay such tax or (ii) by requiring (subject to Committee disapproval as provided in the Plan) that the Company retain or accept, or by requesting that the Company arrange for the sale by Grantee of, shares of its stock sufficient in value (as determined under the Plan) to cover the amount of such tax, Grantee will provide written notice of the same, together with a wire transfer or certified check for such funds in the case of clause (i) above, to the Company or its designee in accordance with the timing and other terms of the Company’s notice of election procedures to be separately provided to Grantee, prior to the applicable vesting date or other event in connection with the Award that the Company has advised Grantee may result in a Tax Withholding Obligation.

(d)	Grantee is ultimately liable and responsible for all taxes owed by Grantee in connection with the Award, regardless of any action the Company or any of its Subsidiaries, Affiliates or agents takes with respect to any tax withholding obligations that arise in connection with the Award. Accordingly, Grantee agrees to pay to the Company or its relevant Subsidiary or Affiliate as soon as practicable, including through additional payroll withholding, any amount of tax withholding that is not satisfied by any such action of the Company or its Subsidiary or Affiliate.

(e)

[The Committee shall be authorized, in its sole discretion, to establish such rules and procedures relating to the use of shares of Common Stock to satisfy tax withholding obligations as it deems necessary or appropriate to facilitate and promote the conformity of Grantee’s transactions under the Plan and this Agreement with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, if such Rule is applicable to transactions by Grantee.][1]

2	REPRESENTATIONS OF GRANTEE

Grantee hereby represents to the Company that Grantee has read and fully understands the provisions of this Agreement and the Plan, and Grantee acknowledges that Grantee is relying solely on his or her own advisors with respect to the tax consequences of this Award.

[1]	For Accredited Investors only.

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3	NOTICES

All notices or communications under this Agreement shall be in writing, addressed as follows:

To the Company:

Verint Systems Inc.

330 South Service Road

Melville, NY 11747-3201

(631) 962-9600 (phone)

(631) 962-9623 (fax)

Attn: General Counsel

To Grantee:

as set forth in the Notice of Grant

(or if the Notice of Grant is provided electronically without a mailing address, then as set forth in the Company’s payroll records)

Any such notice or communication shall be (a) delivered by hand (with written confirmation of receipt) or sent by a nationally recognized overnight delivery service (receipt requested) or (b) sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in writing from time to time), and the actual date of receipt shall determine the time at which notice was given. Grantee will promptly notify the Company in writing upon any change in Grantee’s address.

4	ASSIGNMENT; BINDING AGREEMENT

This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of Grantee and the assigns and successors of the Company, but neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by Grantee.

5	ENTIRE AGREEMENT; AMENDMENT

This Agreement and the Notice of Grant represent the entire agreement of the parties with respect to the subject matter hereof, except that the provisions of the Plan are incorporated in this Agreement in their entirety. In the event of any conflict between the provisions of this Agreement or the Notice of Grant and the Plan, the provisions of the Plan shall control. This Agreement or the Notice of Grant may be amended by the Committee without the consent of Grantee except in the case of an amendment adverse to Grantee, in which case Grantee’s consent shall be required.

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6	GOVERNING LAW

This Agreement and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of New York other than the conflict of laws provisions of such laws.

7	SEVERABILITY

Whenever possible, each provision in this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement shall remain in full force and effect.

8	ONE-TIME GRANT; NO RIGHT TO CONTINUED SERVICE OR PARTICIPATION; EFFECT ON OTHER PLANS

Grantee’s award of Restricted Stock Units is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. Neither this Agreement nor the Notice of Grant shall confer upon Grantee any right with respect to continued service with the Company, a Subsidiary or Affiliate, nor shall it interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate Grantee’s Continuous Service at any time. Payments received by Grantee pursuant to this Agreement and the Notice of Grant shall not be considered salary or other compensation for purposes of any severance pay or similar allowance and shall not be included in the determination of benefits under any pension, group insurance or other benefit plan of the Company or any Subsidiaries or Affiliate in which Grantee may be enrolled or for which Grantee may become eligible, except as otherwise required by law, as may be provided under the terms of such plans, or as determined by the Board of Directors of the Company.

9	NO STRICT CONSTRUCTION

No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, this Agreement, the Notice of Grant or any rule or procedure established by the Committee.

10	USE OF THE WORD “GRANTEE”

Wherever the word “Grantee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or the laws of descent and distribution, the word “Grantee” shall be deemed to include such person or persons.

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11	FURTHER ASSURANCES

Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of this Agreement and the Plan.

12	AMENDMENT TO MEET THE REQUIREMENTS OF SECTION 409A

Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of Grantee, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

13	CONSENT TO TRANSFER PERSONAL DATA

By accepting this award of Restricted Stock Units, Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this paragraph. Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect Grantee’s ability to participate in the Plan. The Company and its Subsidiaries hold certain personal information about Grantee, that may include Grantee’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock held in the Company, or details of any entitlement to shares of stock awarded, canceled, purchased, vested, or unvested, for the purpose of implementing, managing and administering the Plan (“Data”). The Company and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Grantee’s participation in the Plan, and the Company and/or any of its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States. Grantee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on Grantee’s behalf by a broker or other third party with whom Grantee or the Company may elect to deposit any shares of stock acquired pursuant to the Plan. Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect Grantee’s ability to participate in the Plan.

END OF AGREEMENT

U.S. RSU Form - Time Vesting